--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April  3, 2002
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS

                                  $117,860,000

                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.

                                 SERIES 2002-AM2

                       MORTGAGE PASS-THROUGH CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     April 3, 2002
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                           APPROXIMATELY $117,860,000

           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-AM2

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.

                                    DEPOSITOR

                               THE PROVIDENT BANK

                                    SERVICER


                             TRANSACTION HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      MODIFIED
                                               EXPECTED RATINGS     AVG LIFE TO      DURATION TO
  OFFERED                                        (S&P/FITCH/          CALL /           CALL /        PAYMENT WINDOW TO CALL
  CLASSES     DESCRIPTION        BALANCE           MOODY'S)          MTY(1)(2)        MTY(1)(2)           / MTY(1)(2)
============ =============== ================ =================== ================ ================ =========================
    A-1       Not Offered      306,674,000                                                 *****Not Offered*****
------------ --------------- ---------------- --------------------------------------------------------------------------------
    A-2         Floater        42,436,000        AAA/AAA/Aaa        2.58 / 2.80      2.46 / 2.64     5/02-1/10 / 5/02-6/19
------------ --------------- ---------------- ------------------- ---------------- ---------------- -------------------------
    M-1         Floater        26,937,000         AA/AA/Aa2         5.20 / 5.76      4.82 / 5.25     8/05-1/10 / 8/05-8/16
------------ --------------- ---------------- ------------------- ---------------- ---------------- -------------------------
    M-2         Floater        22,627,000           A/A/A2          5.16 / 5.65      4.70 / 5.06     6/05-1/10 / 6/05-5/15
------------ --------------- ---------------- ------------------- ---------------- ---------------- -------------------------
    B-1         Floater        23,705,000       BBB-/BBB-/Baa3      5.13 / 5.40      4.51 / 4.70     5/05-1/10 / 5/05-8/13
------------ --------------- ---------------- ------------------- ---------------- ---------------- -------------------------
    B-2         Floater         2,155,000        BBB-/BBB-/NR       4.84 / 4.84      4.15 / 4.15     5/05-4/09 / 5/05-4/09
------------ --------------- ---------------- ------------------- ---------------- ---------------- -------------------------

TABLE CONTINUED

  OFFERED
  CLASSES     DAY COUNT        BENCHMARK
=============================================
    A-1
---------------------------------------------
    A-2      Actual/360      1 Month LIBOR
-------------------------- ------------------
    M-1      Actual/360      1 Month LIBOR
-------------------------- ------------------
    M-2      Actual/360      1 Month LIBOR
-------------------------- ------------------
    B-1      Actual/360      1 Month LIBOR
-------------------------- ------------------
    B-2      Actual/360      1 Month LIBOR
-------------------------- ------------------

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.
            (2)   Based on the pricing prepayment speed.  See details below.

ISSUER:                 Morgan Stanley Dean Witter Capital I Inc. Trust 2002-AM2

DEPOSITOR:              Morgan Stanley Dean Witter Capital I Inc.

MASTER SERVICER:        The Provident Bank

TRUSTEE:                Bankers Trust Company of California, N.A.

MANAGERS:               Morgan Stanley (lead manager)

RATING AGENCIES:        Standard & Poor's, Fitch Ratings and Moody's Investors
                        Service

OFFERED CERTIFICATES:   Classes A-2, M-1, M-2, B-1 and B-2 Certificates

PRICING DATE:           April [   ], 2002

EXPECTED CLOSING DATE:  April 25, 2002 through DTC and Euroclear or Clearstream,
                        Luxembourg. The Certificates will be sold without accrued interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a
                        business day, on the next business day, beginning May
                        28, 2002.

FINAL SCHEDULED         The Distribution Date May 2032
DISTRIBUTION DATE:

DUE PERIOD:             For any Distribution Date, the period commencing on the
                        second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered Certificates
PERIOD:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to such Distribution
                        Date (on an actual/360 day count basis).


MORTGAGE LOANS:         The Trust will consist of two groups of adjustable rate
                        sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS: Approximately $378,609,630 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE       Approximately $52,390,110 of Mortgage Loans that
LOANS:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT      CPR of 25%.
SPEED:

CREDIT ENHANCEMENT:     The Offered Certificates are credit enhanced by:

                        1)    Net monthly excess cashflow from the Mortgage
                              Loans,

                        2) 1.50% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.00% of the pool balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the initial balance of the mortgage loans, and

                        3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


STEP-DOWN DATE:         The later to occur of:

                        (x)   The earlier of:

                        (a)   the Distribution Date occurring in May 2005; and

                        (b) the Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                        (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to 38.00%.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        (i) on that Distribution Date the 60 Day+ Rolling
                        Average equals or exceeds 40% of the prior period's
                        Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION   Class A:    19.00%
PERCENTAGE:             Class M-1:  12.75%
                        Class M-2:   7.50%
                        Class B-1:   2.00%
                        Class B-2:   1.50%

OPTIONAL CLEAN-UP CALL: When the ending principal balance of the Mortgage Loans is less than or equal to 10% of the principal balance of the Mortgage Loans as of April 1, 2002.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH  The Class A-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group I Cap and (iii) the WAC Cap.


CLASS A-2 PASS-THROUGH  The Class A-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group II Cap and (iii) the WAC Cap.


CLASS M-1 PASS-THROUGH  The Class M-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH  The Class M-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH  The Class B-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH  The Class B-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group I Mortgage
                        Loans in effect on the beginning of the related Due
                        Period less servicing and trustee fee rates.

LOAN GROUP II CAP:      As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group II Mortgage
                        Loans in effect on the beginning of the related Due
                        Period less servicing and trustee fee rates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

CLASS A-1 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-1 Certificates will equal the sum
                        of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                        (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-2 Certificates will equal the sum
                        of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                        (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).


CLASS M-1, M-2, B-1     As to any Distribution Date, the supplemental interest
AND B-2 BASIS RISK      amount for each of the Class M-1, M-2, B-1 and B-2
CARRY FORWARD AMOUNTS:  Certificates will equal the sum of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                        (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS  On each Distribution Date, interest distributions from
ON OFFERED              the Interest Remittance Amount will be allocated as
CERTIFICATES:           follows:

                        (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                        (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                        (iii) to the Class M-1 Certificates, its Accrued
                              Certificate Interest;

                        (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                        (v) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                        (vi) to the Class B-2 Certificates, its Accrued Certificate Interest.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL               On each Distribution Date (a) prior to the Stepdown Date
DISTRIBUTIONS ON        or (b) on which a Trigger Event is in effect, principal
OFFERED CERTIFICATES:   distributions from the Principal Distribution Amount
                        will be allocated as follows:

                        (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;

                        (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                        (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                        (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be paid as follows:
CASHFLOW:
                        (i)   to the Class M-1 Certificates, the unpaid interest
                              shortfall amount;

                        (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                        (iii) to the Class M-2 Certificates, the unpaid interest
                              shortfall amount;

                        (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                        (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                        (vi) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

                        (vii) to the Class B-2 Certificates, the unpaid interest
                              shortfall amount;

                        (viii) to the Class B-2 Certificates, the allocated
                               unreimbursed realized loss amount;

                        (ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                        (x) sequentially, to Classes M-1, M-2, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.

PRINCIPAL DISTRIBUTION  On any Distribution Date, the sum of (i) the Basic
AMOUNT: Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL         On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:    aggregate Principal Remittance Amount over (ii) the
                        Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE    On any Distribution Date, the sum of (i) all scheduled
AMOUNT:                 payments of principal collected or advanced on the
                        Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior
                        Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution
                        Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS      For any Distribution Date is the amount of funds
CASHFLOW:               available for distribution on such Distribution Date
                        remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (i) the excess
DISTRIBUTION AMOUNT:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED     For any Distribution Date, means the excess, if any of
AMOUNT:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

CLASS A PRINCIPAL       For any Distribution Date, the percentage equivalent of
ALLOCATION PERCENTAGE:  a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                        Remittance Amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance
                        Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II
                        Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL       An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:    Certificate Principal Balance of the Class A
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,154,999.

CLASS M-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date) and (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,154,999.

CLASS M-2 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,154,999.

CLASS B-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                        Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                        Distribution Date), and (iv) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,154,999.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                        Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                        Distribution Date), (iv) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-2
                        Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,154,999 provided, however, that with respect to any Distribution Date on which the Class Certificate Balance of the Class A, Class M-1,
                        Class M-2 and Class B-1 Certificates have been reduced to zero, the Class B-2 Principal Distribution Amount is the lesser of (x) the Class Certificate Balance of the Class B-2 Certificates and (y) the Principal
                        Distribution Amount.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:      It is anticipated that the Class A-2 and Class M-1
                        Certificates will be SMMEA eligible.

PROSPECTUS:             The Class A-2, Class M-1, Class M-2, Class B-1 and Class
                        B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
                                   -

      DATES         PPC 0%          PPC 75%         PPC 100%          PPC 125%       PPC 150%
---------------------------------------------------------------------------------------------
    Initial         100%             100%             100%             100%             100%
     Apr-03          99               76               68               61               53
     Apr-04          98               57               45               34               24
     Apr-05          97               41               27               16                6
     Apr-06          96               32               23               16                6
     Apr-07          94               26               17               11                6
     Apr-08          93               21               13                8                4
     Apr-09          91               17                9                5                3
     Apr-10          90               13                7                3                2
     Apr-11          88               11                5                2                1
     Apr-12          86                8                4                2                0
     Apr-13          84                7                3                1                0
     Apr-14          81                5                2                1                0
     Apr-15          79                4                1                0                0
     Apr-16          76                3                1                0                0
     Apr-17          73                3                1                0                0
     Apr-18          69                2                0                0                0
     Apr-19          66                2                0                0                0
     Apr-20          62                1                0                0                0
     Apr-21          57                1                0                0                0
     Apr-22          52                1                0                0                0
     Apr-23          47                0                0                0                0
     Apr-24          42                0                0                0                0
     Apr-25          36                0                0                0                0
     Apr-26          32                0                0                0                0
     Apr-27          28                0                0                0                0
     Apr-28          23                0                0                0                0
     Apr-29          17                0                0                0                0
     Apr-30          11                0                0                0                0
     Apr-31           5                0                0                0                0
     Apr-32           0                0                0                0                0
  Average Life
   to Maturity      19.23            3.82             2.80             2.10             1.55
     (years)
  Average Life
   to Call (1)      19.19            3.53             2.58             1.92             1.41
     (years)


(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------


TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%         PPC 75%           PPC 100%         PPC 125%          PPC 150%
-------------------------------------------------------------------------------------------------
     Initial       100%              100%              100%              100%              100%
     Apr-03        100               100               100               100               100
     Apr-04        100               100               100               100               100
     Apr-05        100               100               100               100               100
     Apr-06        100                84                61                54                99
     Apr-07        100                68                45                29                32
     Apr-08        100                54                34                20                11
     Apr-09        100                44                25                14                 7
     Apr-10        100                35                18                 9                 4
     Apr-11        100                28                14                 6                 0
     Apr-12        100                22                10                 4                 0
     Apr-13        100                18                 7                 1                 0
     Apr-14        100                14                 5                 0                 0
     Apr-15        100                11                 4                 0                 0
     Apr-16        100                 9                 1                 0                 0
     Apr-17        100                 7                 0                 0                 0
     Apr-18        100                 5                 0                 0                 0
     Apr-19        100                 4                 0                 0                 0
     Apr-20        100                 2                 0                 0                 0
     Apr-21        100                 0                 0                 0                 0
     Apr-22        100                 0                 0                 0                 0
     Apr-23        100                 0                 0                 0                 0
     Apr-24        100                 0                 0                 0                 0
     Apr-25         97                 0                 0                 0                 0
     Apr-26         86                 0                 0                 0                 0
     Apr-27         74                 0                 0                 0                 0
     Apr-28         61                 0                 0                 0                 0
     Apr-29         46                 0                 0                 0                 0
     Apr-30         31                 0                 0                 0                 0
     Apr-31         14                 0                 0                 0                 0
     Apr-32          0                 0                 0                 0                 0
  Average Life
   to Maturity     26.61             7.60              5.76              4.98              5.00
     (years)
  Average Life
   to Call (1)     26.49             6.88              5.20              4.54              4.59
     (years)

 (1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------


TO MATURITY
-----------

             PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES        PPC 0%           PPC 75%          PPC 100%          PPC 125%         PPC 150%
------------------------------------------------------------------------------------------------
   Initial         100%              100%              100%              100%              100%
   Apr-03          100               100               100               100               100
   Apr-04          100               100               100               100               100
   Apr-05          100               100               100               100               100
   Apr-06          100                84                61                43                29
   Apr-07          100                68                45                29                18
   Apr-08          100                54                34                20                11
   Apr-09          100                44                25                14                 7
   Apr-10          100                35                18                 9                 1
   Apr-11          100                28                14                 6                 0
   Apr-12          100                22                10                 1                 0
   Apr-13          100                18                 7                 0                 0
   Apr-14          100                14                 4                 0                 0
   Apr-15          100                11                 0                 0                 0
   Apr-16          100                 9                 0                 0                 0
   Apr-17          100                 7                 0                 0                 0
   Apr-18          100                 4                 0                 0                 0
   Apr-19          100                 1                 0                 0                 0
   Apr-20          100                 0                 0                 0                 0
   Apr-21          100                 0                 0                 0                 0
   Apr-22          100                 0                 0                 0                 0
   Apr-23          100                 0                 0                 0                 0
   Apr-24          100                 0                 0                 0                 0
   Apr-25           97                 0                 0                 0                 0
   Apr-26           86                 0                 0                 0                 0
   Apr-27           74                 0                 0                 0                 0
   Apr-28           61                 0                 0                 0                 0
   Apr-29           46                 0                 0                 0                 0
   Apr-30           31                 0                 0                 0                 0
   Apr-31           14                 0                 0                 0                 0
   Apr-32            0                 0                 0                 0                 0
Average Life
                   26.60              7.52              5.65              4.73              4.34
   (years)
Average Life
 to Call (1)       26.49              6.88              5.16              4.33              4.03
   (years)


(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------


TO MATURITY
-----------

             PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      Dates      PPC 0%            PPC 75%          PPC 100%          PPC 125%       PPC 150%
-----------------------------------------------------------------------------------------------
   Initial         100%              100%              100%              100%              100%
   Apr-03          100               100               100               100               100
   Apr-04          100               100               100               100               100
   Apr-05          100               100               100               100               100
   Apr-06          100                84                61                43                29
   Apr-07          100                68                45                29                16
   Apr-08          100                54                34                18                 6
   Apr-09          100                44                25                 9                 0
   Apr-10          100                35                16                 3                 0
   Apr-11          100                28                 9                 0                 0
   Apr-12          100                21                 5                 0                 0
   Apr-13          100                15                 1                 0                 0
   Apr-14          100                10                 0                 0                 0
   Apr-15          100                 6                 0                 0                 0
   Apr-16          100                 3                 0                 0                 0
   Apr-17          100                 0                 0                 0                 0
   Apr-18          100                 0                 0                 0                 0
   Apr-19          100                 0                 0                 0                 0
   Apr-20          100                 0                 0                 0                 0
   Apr-21          100                 0                 0                 0                 0
   Apr-22          100                 0                 0                 0                 0
   Apr-23          100                 0                 0                 0                 0
   Apr-24          100                 0                 0                 0                 0
   Apr-25           97                 0                 0                 0                 0
   Apr-26           86                 0                 0                 0                 0
   Apr-27           74                 0                 0                 0                 0
   Apr-28           61                 0                 0                 0                 0
   Apr-29           46                 0                 0                 0                 0
   Apr-30           31                 0                 0                 0                 0
   Apr-31            9                 0                 0                 0                 0
   Apr-32            0                 0                 0                 0                 0
Average Life
 to Maturity       26.56             7.23              5.40              4.44              3.93
   (years)
Average Life
 to Call (1)       26.49             6.87              5.13              4.22              3.76
   (years)


(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------


TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      Dates       PPC 0%           PPC 75%          PPC 100%           PPC 125%       PPC 150%
----------------------------------------------------------------------------------------------
   Initial         100%              100%              100%              100%              100%
   Apr-03          100               100               100               100               100
   Apr-04          100               100               100               100               100
   Apr-05          100               100               100               100               100
   Apr-06          100                84                61                43                18
   Apr-07          100                68                45                17                 0
   Apr-08          100                54                34                 0                 0
   Apr-09          100                44                 0                 0                 0
   Apr-10          100                35                 0                 0                 0
   Apr-11          100                12                 0                 0                 0
   Apr-12          100                 0                 0                 0                 0
   Apr-13          100                 0                 0                 0                 0
   Apr-14          100                 0                 0                 0                 0
   Apr-15          100                 0                 0                 0                 0
   Apr-16          100                 0                 0                 0                 0
   Apr-17          100                 0                 0                 0                 0
   Apr-18          100                 0                 0                 0                 0
   Apr-19          100                 0                 0                 0                 0
   Apr-20          100                 0                 0                 0                 0
   Apr-21          100                 0                 0                 0                 0
   Apr-22          100                 0                 0                 0                 0
   Apr-23          100                 0                 0                 0                 0
   Apr-24          100                 0                 0                 0                 0
   Apr-25           97                 0                 0                 0                 0
   Apr-26           86                 0                 0                 0                 0
   Apr-27           74                 0                 0                 0                 0
   Apr-28           61                 0                 0                 0                 0
   Apr-29           46                 0                 0                 0                 0
   Apr-30           22                 0                 0                 0                 0
   Apr-31            0                 0                 0                 0                 0
   Apr-32            0                 0                 0                 0                 0
Average Life       26.37             6.50              4.84              3.96              3.48
 to Maturity
   (years)
Average Life       26.37             6.50              4.84              3.96              3.48
 to Call (1)
   (years)


(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

                              SCHEDULE OF AVAILABLE FUNDS AND
                   SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD         CLASS A-2 CAP (%)  CLASS M-1 CAP (%)    CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
--------------------------------------------------------------------------------------------------------------------
                       ACTUAL/360           ACTUAL/360         ACTUAL/360         ACTUAL/360          ACTUAL/360
      0                    --                  --                  --                  --                  --
      1                   7.95                8.15                8.15                8.15                8.15
      2                   7.70                7.88                7.88                7.88                7.88
      3                   7.96                8.15                8.15                8.15                8.15
      4                   7.71                7.88                7.88                7.88                7.88
      5                   7.71                7.88                7.88                7.88                7.88
      6                   7.98                8.15                8.15                8.15                8.15
      7                   7.72                7.88                7.88                7.88                7.88
      8                   7.99                8.15                8.15                8.15                8.15
      9                   7.74                7.88                7.88                7.88                7.88
     10                   7.74                7.88                7.88                7.88                7.88
     11                   8.58                8.73                8.73                8.73                8.73
     12                   7.76                7.88                7.88                7.88                7.88
     13                   8.02                8.15                8.15                8.15                8.15
     14                   7.77                7.88                7.88                7.88                7.88
     15                   8.04                8.15                8.15                8.15                8.15
     16                   7.78                7.88                7.88                7.88                7.88
     17                   7.79                7.88                7.88                7.88                7.88
     18                   8.06                8.15                8.15                8.15                8.15
     19                   7.81                7.88                7.88                7.88                7.88
     20                   8.08                8.15                8.15                8.15                8.15
     21                   7.98                7.91                7.91                7.91                7.91
     22                   8.04                8.03                8.03                8.03                8.03
     23                   9.90                9.61                9.61                9.61                9.61
     24                   9.28                8.99                8.99                8.99                8.99
     25                   9.64                9.30                9.30                9.30                9.30
     26                   9.34                9.00                9.00                9.00                9.00
     27                   9.72                9.31                9.31                9.31                9.31
     28                   9.44                9.05                9.05                9.05                9.05
     29                   9.83                9.37                9.37                9.37                9.37
     30                  10.17                9.68                9.68                9.68                9.68
     31                   9.87                9.37                9.37                9.37                9.37
     32                  10.25                9.71                9.71                9.71                9.71
     33                   9.95                9.41                9.41                9.41                9.41
     34                  10.55                9.84                9.84                9.84                9.84
     35                  13.37               12.76               12.76               12.76               12.76
     36                  12.11               11.53               11.53               11.53               11.53
     37                  28.29               11.91               11.91               11.91               11.91


1 Cash available to pay current and prior interest divided by the current bond balance
2     Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

TABLE CONTINUED

                              SCHEDULE OF AVAILABLE FUNDS AND
                   SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD         CLASS A-2 CAP (%)  CLASS M-1 CAP (%)    CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
--------------------------------------------------------------------------------------------------------------------
                       ACTUAL/360           ACTUAL/360         ACTUAL/360         ACTUAL/360          ACTUAL/360

     38                  13.53               11.54               11.54               11.54               11.54
     39                  13.98               11.93               11.93               11.93               11.93
     40                  13.79               11.72               11.72               11.72               11.72
     41                  14.36               12.49               12.49               12.49               12.49
     42                  14.79               12.91               12.91               12.91               12.91
     43                  14.29               12.49               12.49               12.49               12.49
     44                  14.78               12.92               12.92               12.92               12.92
     45                  14.31               12.50               12.50               12.50               12.50
     46                  14.62               12.64               12.64               12.64               12.64
     47                  16.41               14.50               14.50               14.50               14.50
     48                  14.82               13.09               13.09               13.09               13.09
     49                  15.31               13.53               13.53               13.53               13.53
     50                  14.83               13.10               13.10               13.10               13.10
     51                  15.32               13.54               13.54               13.54               13.54
     52                  15.23               13.23               13.23               13.23               13.23
     53                  15.34               13.69               13.69               13.69               13.69
     54                  15.85               14.14               14.14               14.14               14.14
     55                  15.34               13.69               13.69               13.69               13.69
     56                  15.85               14.14               14.14               14.14               14.14
     57                  15.34               13.69               13.69               13.69               13.69
     58                  15.34               13.69               13.69               13.69               13.69
     59                  16.98               15.15               15.15               15.15               15.15
     60                  15.36               13.69               13.69               13.69               13.69
     61                  15.88               14.15               14.15               14.15               14.15
     62                  15.36               13.69               13.69               13.69               13.69
     63                  15.88               14.15               14.15               14.15               14.15
     64                  15.36               13.69               13.69               13.69               13.69
     65                  15.36               13.69               13.69               13.69               13.69
     66                  15.88               14.15               14.15               14.15               14.15
     67                  15.36               13.69               13.69               13.69               13.69
     68                  15.88               14.15               14.15               14.15               14.15
     69                  15.36               13.69               13.69               13.69               13.69
     70                  15.37               13.69               13.69               13.69               13.69
     71                  16.43               14.63               14.63               14.63               14.63
     72                  15.37               13.69               13.69               13.69               13.69
     73                  15.88               14.15               14.15               14.15               14.15
     74                  14.38               13.69               13.69               13.69               13.69
     75                  14.49               14.15               14.15               14.15               14.15
     76                  14.04               13.69               13.69               13.69               13.69

1 Cash available to pay current and prior interest divided by the current bond balance

2     Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

TABLE CONTINUED

                              SCHEDULE OF AVAILABLE FUNDS AND
                   SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD         CLASS A-2 CAP (%)  CLASS M-1 CAP (%)    CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
--------------------------------------------------------------------------------------------------------------------
                       ACTUAL/360        ACTUAL/360          ACTUAL/360           ACTUAL/360         ACTUAL/360
      77                 14.06              13.69              13.69              13.69              13.69
      78                 14.55              14.15              14.15              14.15              14.15
      79                 14.09              13.69              13.69              13.69              13.69
      80                 14.58              14.15              14.15              14.15              14.15
      81                 14.13              13.69              13.69              13.69              13.69
      82                 14.15              13.69              13.69              13.69              13.69
      83                 15.69              15.16              15.16              15.16              15.16
      84                 14.19              13.69              13.69              13.69              13.69
      85                 14.69              14.15              14.15              14.15              14.15
      86                 14.23              13.69              13.69              13.69              13.69
      87                 14.73              14.15              14.15              14.15                --
      88                 14.28              13.69              13.69              13.69                --
      89                 14.30              13.69              13.69              13.69                --
      90                 14.80              14.15              14.15              14.15                --
      91                 14.35              13.69              13.69              13.69                --
      92                 14.85              14.15              14.15              14.15                --
      93                 14.40              13.69              13.69              13.69                --
      94                 14.42              13.69              13.69              13.69                --
      95                 16.00              15.16              15.16              15.16                --
      96                 14.48              13.69              13.69              13.69                --
      97                 14.99              14.15              14.15              14.15                --
      98                 14.53              13.69              13.69              13.69                --
      99                 15.05              14.15              14.15              14.15                --
     100                 14.59              13.69              13.69              13.69                --
     101                 14.62              13.69              13.69              13.69                --
     102                 15.14              14.15              14.15              14.15                --
     103                 14.69              13.69              13.69              13.69                --
     104                 15.21              14.15              14.15              14.15                --
     105                 14.76              13.69              13.69              13.69                --
     106                 14.79              13.69              13.69              13.69                --
     107                 16.41              15.16              15.16              15.16                --
     108                 14.86              13.69              13.69              13.69                --
     109                 15.40              14.15              14.15              14.15                --
     110                 14.94              13.69              13.69              13.69                --
     111                 15.48              14.15              14.15              14.15                --
     112                 15.02              13.69              13.69              13.69                --
     113                 15.06              13.69              13.69              13.69                --
     114                 15.61              14.15              14.15              14.15                --
     115                 15.15              13.69              13.69              13.69                --


1 Cash available to pay current and prior interest divided by the current bond balance

2     Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

TABLE CONTINUED

                              SCHEDULE OF AVAILABLE FUNDS AND
                   SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD         CLASS A-2 CAP (%)  CLASS M-1 CAP (%)    CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
--------------------------------------------------------------------------------------------------------------------
                     ACTUAL/360        ACTUAL/360            ACTUAL/360           ACTUAL/360          ACTUAL/360

     116              15.70               14.15               14.15               14.15                 --
     117              15.24               13.69               13.69               13.69                 --
     118              15.29               13.69               13.69               13.69                 --
     119              16.39               14.64               14.64               14.64                 --
     120              15.38               13.69               13.69               13.69                 --
     121              15.95               14.15               14.15               14.15                 --
     122              15.49               13.69               13.69               13.69                 --
     123              16.06               14.15               14.15               14.15                 --
     124              15.59               13.69               13.69               13.69                 --
     125              15.65               13.69               13.69               13.69                 --
     126              16.23               14.15               14.15               14.15                 --
     127              15.77               13.69               13.69               13.69                 --
     128              16.36               14.15               14.15               14.15                 --
     129              15.89               13.69               13.69               13.69                 --
     130              15.95               13.69               13.69               13.69                 --
     131              17.74               15.16               15.16               15.16                 --
     132              16.09               13.69               13.69               13.69                 --
     133              16.69               14.15               14.15               14.15                 --
     134              16.23               13.69               13.69               13.69                 --
     135              16.84               14.15               14.15               14.15                 --
     136              16.37               13.69               13.69               13.69                 --
     137              16.45               13.69               13.69               13.69                 --
     138              17.08               14.15               14.15               14.15                 --
     139              16.61               13.69               13.69               13.69                 --
     140              17.24               14.15               14.15                 --                  --
     141              16.77               13.69               13.69                 --                  --
     142              16.86               13.69               13.69                 --                  --
     143              18.76               15.16               15.16                 --                  --
     144              17.04               13.69               13.69                 --                  --
     145              17.70               14.15               14.15                 --                  --
     146              17.23               13.69               13.69                 --                  --
     147              17.90               14.15               14.15                 --                  --
     148              17.42               13.69               13.69                 --                  --
     149              17.53               13.69               13.69                 --                  --
     150              18.22               14.15               14.15                 --                  --
     151              17.74               13.69               13.69                 --                  --
     152              18.45               14.15               14.15                 --                  --
     153              17.97               13.69               13.69                 --                  --
     154              18.09               13.69               13.69                 --                  --


1 Cash available to pay current and prior interest divided by the current bond balance
2     Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

TABLE CONTINUED

                              SCHEDULE OF AVAILABLE FUNDS AND
                   SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD          CLASS A-2 CAP (%)  CLASS M-1 CAP (%)    CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
--------------------------------------------------------------------------------------------------------------------
                      ACTUAL/360        ACTUAL/360            ACTUAL/360           ACTUAL/360          ACTUAL/360

     155                  20.16               15.16               15.16                 --                 --
     156                  18.33               13.69               13.69                 --                 --
     157                  19.07               14.15               14.15                 --                 --
     158                  18.59               13.69               13.69                 --                 --
     159                  19.34               14.15               14.15                 --                 --
     160                  18.86               13.69               13.69                 --                 --
     161                  19.00               13.69                --                   --                 --
     162                  19.78               14.15                --                   --                 --
     163                  19.29               13.69                --                   --                 --
     164                  20.09               14.15                --                   --                 --
     165                  19.60               13.69                --                   --                 --
     166                  19.76               13.69                --                   --                 --
     167                  21.29               14.64                --                   --                 --
     168                  20.09               13.69                --                   --                 --
     169                  20.94               14.15                --                   --                 --
     170                  20.44               13.69                --                   --                 --
     171                  21.31               14.15                --                   --                 --
     172                  20.81               13.69                --                   --                 --
     173                  21.00               13.69                --                   --                 --
     174                  21.90               14.15                --                   --                 --
     175                  21.40               13.69                --                   --                 --
     176                  22.33               14.15                --                   --                 --
     177                  21.87                --                  --                   --                 --
     178                  22.23                --                  --                   --                 --
     179                  25.04                --                  --                   --                 --
     180                  23.02                --                  --                   --                 --
     181                  24.24                --                  --                   --                 --
     182                  23.92                --                  --                   --                 --
     183                  25.23                --                  --                   --                 --
     184                  24.95                --                  --                   --                 --
     185                  25.52                --                  --                   --                 --
     186                  27.00                --                  --                   --                 --
     187                  26.79                --                  --                   --                 --
     188                  28.42                --                  --                   --                 --
     189                  28.27                --                  --                   --                 --
     190                  29.11                --                  --                   --                 --
     191                  33.24                --                  --                   --                 --
     192                  31.02                --                  --                   --                 --
     193                  33.19                --                  --                   --                 --


1 Cash available to pay current and prior interest divided by the current bond balance
2     Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

TABLE CONTINUED

                              SCHEDULE OF AVAILABLE FUNDS AND
                   SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD         CLASS A-2 CAP (%)  CLASS M-1 CAP (%)    CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
--------------------------------------------------------------------------------------------------------------------
                     ACTUAL/360        ACTUAL/360            ACTUAL/360           ACTUAL/360          ACTUAL/360

      194              33.33               --                     -                   -                   --
      195              35.82               --                     -                   -                   --
      196              36.16               --                     -                   -                   --
      197              37.84               --                     -                   -                   --
      198              41.05               --                     -                   -                   --
      199              41.86               --                     -                   -                   --
      200              45.80               --                     -                   -                   --
      201              47.16               --                     -                   -                   --
      202              50.48               --                     -                   -                   --
      203              60.24               --                     -                   -                   --
      204              59.14               --                     -                   -                   --
      205              67.10               --                     -                   -                   --
      206              72.20               --                     -                   -                   --
      207              84.29               --                     -                   -                   --
      208              94.11               --                     -                   -                   --
      209             111.76               --                     -                   -                   --
      210             143.03               --                     -                   -                   --
      211             183.30               --                     -                   -                   --
      212             283.97               --                     -                   -                   --



1 Cash available to pay current and prior interest divided by the current bond balance

2     Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------

                                 MORGAN STANLEY

            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-AM2

                                    COMBINED
                                  3,248 RECORDS

                              BALANCE: 430,999,740

1. SUMMARY STATISTICS

Number of Mortgage Loans: 3,248
Aggregate Principal Balance: 430,999,740
Weighted Average Current Mortgage Rate: 8.695
Weighted Average Margin: 6.470
Weighted Average Maximum Rate: 14.696
Weighted Average Original Term: 360
Weighted Average Stated Remaining Term: 357
Weighted Average Original LTV: 77.46
% Owner Occupied: 96.23
% Purchase: 22.39
% Full Doc: 78.89
Weighted Average Credit Score: 602


2. PRODUCT TYPES

                                                              % OF
                                                            MORTGAGE
                                                             POOL BY
                                             AGGREGATE      AGGREGATE      WEIGHTED
                              NUMBER          CUT-OFF        CUT-OFF        AVERAGE    WEIGHTED    WEIGHTED
                                OF             DATE           DATE           GROSS     AVERAGE      AVERAGE
                             MORTGAGE        PRINCIPAL      PRINCIPAL      INTEREST   REMAINING    ORIGINAL
PRODUCT TYPES                 LOANS           BALANCE        BALANCE          RATE      TERM         LTV
-----------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month              1,022    $166,219,262       38.57         8.587       357         77.30
ARM - 3 Year/6 Month              2,223    $264,491,467       61.37         8.763       357         77.57
ARM - 5 Year/6 Month                  3    $    289,012        0.07         8.201       359         68.75
TOTAL:                            3,248    $430,999,740      100            8.695       357         77.46


3. RANGE OF GROSS INTEREST RATES (%)

                                                                      % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                     AGGREGATE      AGGREGATE      WEIGHTED
                                      NUMBER          CUT-OFF        CUT-OFF        AVERAGE    WEIGHTED    WEIGHTED
                                        OF             DATE           DATE           GROSS     AVERAGE      AVERAGE
                                     MORTGAGE        PRINCIPAL      PRINCIPAL      INTEREST   REMAINING    ORIGINAL
RANGE OF GROSS INTEREST RATES (%)     LOANS           BALANCE        BALANCE          RATE      TERM         LTV
-------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                1    $    234,055        0.05         5.990         356         65.28
6.000 - 6.999                              135    $ 19,976,221        4.63         6.814         356         72.61
7.000 - 7.999                              731    $115,712,406       26.85         7.692         357         76.43
8.000 - 8.999                            1,100    $161,394,209       37.45         8.551         357         78.79
9.000 - 9.999                              703    $ 83,666,649       19.41         9.492         357         78.63
10.000 - 10.999                            361    $ 34,242,463        7.94        10.493         357         77.02
11.000 - 11.999                            142    $ 11,068,857        2.57        11.450         356         74.65
12.000 - 12.999                             52    $  3,674,030        0.85        12.414         358         67.89
13.000 - 13.999                             18    $    772,237        0.18        13.273         357         61.77
14.000 - 14.999                              5    $    258,611        0.06        14.156         357         70.00
TOTAL:                                   3,248    $430,999,740      100            8.695         357         77.46
Minimum: 5.990
Maximum: 14.830
Weighted Average: 8.695


4. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                               % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                               AGGREGATE      AGGREGATE      WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE    WEIGHTED    WEIGHTED
                                                  OF             DATE           DATE           GROSS     AVERAGE      AVERAGE
                                                MORTGAGE        PRINCIPAL     PRINCIPAL      INTEREST   REMAINING    ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)     LOANS           BALANCE       BALANCE          RATE      TERM         LTV
-----------------------------------------------------------------------------------------------------------------------------
 1 - 25,000                                         24        $    551,020        0.13         10.213        357      61.39
 25,001 - 50,000                                   303        $ 12,069,754        2.8          10.067        353      70.70
 50,001 - 75,000                                   539        $ 33,761,765        7.83          9.289        357      75.82
 75,001 - 100,000                                  475        $ 41,745,773        9.69          8.970        357      76.32
 100,001 - 125,000                                 475        $ 53,070,191       12.31          8.721        357      77.63
 125,001 - 150,000                                 366        $ 50,316,275       11.67          8.730        357      77.84
 150,001 - 175,000                                 296        $ 47,714,016       11.07          8.569        357      78.22
 175,001 - 200,000                                 233        $ 43,663,112       10.13          8.606        357      78.55
 200,001 - 225,000                                 156        $ 33,234,423        7.71          8.578        357      79.62
 225,001 - 250,000                                 108        $ 25,453,636        5.91          8.478        357      77.59
 250,001 - 275,000                                  70        $ 18,435,465        4.28          8.604        358      76.05
 275,001 - 300,000                                  48        $ 13,865,407        3.22          8.177        357      77.31
 300,001 - 325,000                                  52        $ 16,271,960        3.78          8.323        357      80.62
 325,001 - 350,000                                  41        $ 13,835,221        3.21          8.360        358      75.96
 350,001 - 375,000                                  14        $  5,080,609        1.18          8.353        358      79.78
 375,001 - 400,000                                  13        $  5,132,688        1.19          8.165        357      79.68
 400,001 - 425,000                                   6        $  2,497,390        0.58          8.383        357      74.79
 425,001 - 450,000                                   7        $  3,105,510        0.72          8.279        358      76.15
 450,001 - 475,000                                   4        $  1,846,894        0.43          8.312        357      78.66
 475,001 - 500,000                                  10        $  4,895,150        1.14          8.172        358      75.93
 500,001 - 525,000                                   1        $    514,292        0.12          7.900        358      68.67
 525,001 - 550,000                                   3        $  1,611,953        0.37          8.219        356      76.25
 550,001 - 575,000                                   1        $    550,545        0.13          8.250       358      75.00
 575,001 - 600,000                                   2        $  1,159,185        0.27          7.689        356      82.54
 600,001 >=                                          1        $    617,506        0.14          7.125        357      72.82
 TOTAL:                                          3,248        $430,999,740      100             8.695        357      77.46
 Minimum: 14,990
 Maximum: 617,506
 Average: 132,697

5. RANGE OF ORIGINAL TERMS

                                                                    % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                     AGGREGATE     AGGREGATE     WEIGHTED
                                        NUMBER        CUT-OFF       CUT-OFF      AVERAGE      WEIGHTED    WEIGHTED
                                          OF           DATE          DATE         GROSS        AVERAGE     AVERAGE
                                       MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF ORIGINAL TERMS                 LOANS         BALANCE       BALANCE        RATE         TERM         LTV
------------------------------------------------------------------------------------------------------------------
121 - 180                                  14     $    965,903        0.22        8.385          178      76.47
181 - 240                                   2     $    230,385        0.05        8.378          236      72.26
301 - 360                               3,232     $429,803,453       99.72        8.695          358      77.46
TOTAL:                                  3,248     $430,999,740      100           8.695          357      77.46
Minimum: 180
Maximum: 360
Weighted Average: 360



6. RANGE OF REMAINING TERMS

                                                                      % OF
                                                                     MORTGAGE
                                                                      POOL BY
                                                       AGGREGATE     AGGREGATE     WEIGHTED
                                          NUMBER        CUT-OFF       CUT-OFF      AVERAGE      WEIGHTED    WEIGHTED
                                            OF           DATE          DATE         GROSS        AVERAGE     AVERAGE
                                         MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF REMAINING TERMS                  LOANS         BALANCE       BALANCE        RATE         TERM         LTV
--------------------------------------------------------------------------------------------------------------------
169 - 180                                     14    $    965,903        0.22          8.385        178      76.47
229 - 240                                      2    $    230,385        0.05          8.378        236      72.26
325 - 336                                      2    $    280,375        0.07          8.031        333      75.37
349 - 360                                  3,230    $429,523,078       99.66          8.696        358      77.46
TOTAL:                                     3,248    $430,999,740      100             8.695        357      77.46
Minimum: 173
Maximum: 360
Weighted Average: 357

7. RANGE OF ORIGINAL LTV RATIOS


                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                             AGGREGATE     AGGREGATE       WEIGHTED
                                                NUMBER        CUT-OFF       CUT-OFF        AVERAGE         WEIGHTED       WEIGHTED
                                                  OF           DATE          DATE           GROSS           AVERAGE        AVERAGE
                                               MORTGAGE      PRINCIPAL     PRINCIPAL       INTEREST        REMAINING      ORIGINAL
RANGE OF ORIGINAL LTV RATIOS                    LOANS         BALANCE       BALANCE          RATE            TERM            LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 40.00                                          55        $  3,890,315       0.9          8.583             356           33.12
40.01 - 50.00                                     77        $  7,762,992       1.8          8.542             357           46.94
50.01 - 60.00                                    134        $ 15,126,009       3.51         8.616             357           55.90
60.01 - 70.00                                    472        $ 62,272,364      14.45         8.827             357           66.86
70.01 - 80.00                                  1,656        $221,842,939      51.47         8.609             357           78.22
80.01 - 90.00                                    797        $112,847,587      26.18         8.807             357           87.21
90.01 - 100.00                                    57        $  7,257,534       1.68         8.804             357           94.90
TOTAL:                                         3,248        $430,999,740     100            8.695             357           77.46
Minimum: 14.31
Maximum: 96.41
Weighted Average: 77.46


8. RANGE OF GROSS MARGINS (%)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                            AGGREGATE           AGGREGATE     WEIGHTED
                                               NUMBER        CUT-OFF             CUT-OFF      AVERAGE          WEIGHTED    WEIGHTED
                                                 OF           DATE                DATE         GROSS            AVERAGE     AVERAGE
                                              MORTGAGE      PRINCIPAL           PRINCIPAL     INTEREST         REMAINING   ORIGINAL
RANGE OF GROSS MARGINS (%)                     LOANS         BALANCE             BALANCE        RATE             TERM         LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 3.000                                           1       $    122,665            0.03         6.500            357         72.35
3.501 - 4.000                                     17       $  2,717,492            0.63         7.757            357         79.47
4.001 - 4.500                                     12       $  1,448,900            0.34         7.781            357         72.52
4.501 - 5.000                                     55       $  7,646,948            1.77         8.246            356         71.09
5.001 - 5.500                                    224       $ 29,551,150            6.86         8.007            357         74.67
5.501 - 6.000                                    762       $102,449,731           23.77         8.136            357         75.70
6.001 - 6.500                                    850       $121,373,740           28.16         8.513            357         76.97
6.501 - 7.000                                    709       $100,592,491           23.34         8.907            357         82.76
7.001 - 7.500                                    130       $ 16,620,907            3.86         9.545            358         78.74
7.501 - 8.000                                    211       $ 22,250,426            5.16         9.770            357         77.70
8.001 - 8.500                                    119       $ 11,821,786            2.74         9.958            357         73.84
8.501 - 9.000                                     94       $  9,014,641            2.09        10.761            356         70.20
9.001 - 9.500                                      1       $    166,280            0.04        10.060            357         62.83
9.501 - 10.000                                    60       $  5,010,234            1.16        11.438            357         62.42
10.501 - 11.000                                    1       $     49,933            0.01        13.247            354         34.72
11.001 - 11.500                                    1       $     57,732            0.01        11.500            359         75.00
11.501 - 12.000                                    1       $    104,685            0.02         7.500            356         73.43
TOTAL:                                         3,248       $430,999,740          100            8.695            357         77.46
Non-Zero Minimum: 3.000
Maximum: 11.900
Non-Zero Weighted Average: 6.470



9. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                              % OF
                                                                             MORTGAGE
                                                                             POOL BY
                                                        AGGREGATE           AGGREGATE     WEIGHTED
                                            NUMBER       CUT-OFF             CUT-OFF      AVERAGE    WEIGHTED     WEIGHTED
                                              OF           DATE                DATE        GROSS      AVERAGE     AVERAGE
                                           MORTGAGE     PRINCIPAL            PRINCIPAL    INTEREST   REMAINING    ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)         LOANS        BALANCE             BALANCE        RATE       TERM         LTV
--------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                  2       $    380,814            0.09         5.994      356          70.95
6.001 - 6.500                                 19       $  2,433,747            0.56         6.372      355          65.12
6.501 - 7.000                                122       $ 18,269,369            4.24         6.897      355          74.38
7.001 - 7.500                                217       $ 34,654,635            8.04         7.346      357          75.98
7.501 - 8.000                                538       $ 85,198,496           19.77         7.860      357          76.45
8.001 - 8.500                                505       $ 75,655,368           17.55         8.323      357          78.44
8.501 - 9.000                                600       $ 85,160,658           19.76         8.811      357          79.24
9.001 - 9.500                                372       $ 45,373,289           10.53         9.297      357          78.96
9.501 - 10.000                               326       $ 37,030,714            8.59         9.821      357          77.98
10.001 - 10.500                              170       $ 16,367,611            3.8         10.316      357          77.38
10.501 - 11.000                              169       $ 15,797,845            3.67        10.809      357          77.07
11.001 - 11.500                               79       $  6,295,705            1.46        11.340      357          74.21
11.501 - 12.000                               62       $  4,366,470            1.01        11.808      354          73.38
12.001 - 12.500                               26       $  1,683,402            0.39        12.283      358          70.11
12.501 - 13.000                               22       $  1,501,060            0.35        12.829      358          66.02
13.001 - 13.500                               11       $    492,235            0.11        13.311      357          58.65
13.501 - 14.000                                4       $    179,754            0.04        13.877      357          65.72
14.001 - 14.500                                3       $    124,987            0.03        14.100      357          72.68
14.501 - 15.000                                1       $     33,579            0.01        14.830      356          60.00
TOTAL:                                     3,248       $430,999,740          100            8.695      357          77.46
Non-Zero Minimum: 5.990
Maximum: 14.830
Non-Zero Weighted Average: 8.696



10. RANGE OF MAXIMUM LOAN RATES (%)

                                                                             % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                         AGGREGATE         AGGREGATE       WEIGHTED
                                           NUMBER         CUT-OFF           CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                             OF             DATE              DATE          GROSS         AVERAGE       AVERAGE
                                          MORTGAGE       PRINCIPAL         PRINCIPAL       INTEREST       REMAINING      ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)            LOANS          BALANCE           BALANCE          RATE           TERM          LTV
---------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                                2       $    380,814            0.09         5.994            356          70.95
12.001 - 12.500                               20       $  2,577,638            0.6          6.430            355          65.95
12.501 - 13.000                              122       $ 18,269,369            4.24         6.897            355          74.38
13.001 - 13.500                              216       $ 34,510,744            8.01         7.346            357          75.96
13.501 - 14.000                              538       $ 85,034,394           19.73         7.861            357          76.51
14.001 - 14.500                              505       $ 75,655,368           17.55         8.323            357          78.44
14.501 - 15.000                              599       $ 85,155,310           19.76         8.809            357          79.19
15.001 - 15.500                              372       $ 45,373,289           10.53         9.297            357          78.96
15.501 - 16.000                              327       $ 37,200,164            8.63         9.814            357          77.97
16.001 - 16.500                              170       $ 16,367,611            3.8         10.316            357          77.38
16.501 - 17.000                              169       $ 15,797,845            3.67        10.809            357          77.07
17.001 - 17.500                               79       $  6,295,705            1.46        11.340            357          74.21
17.501 - 18.000                               62       $  4,366,470            1.01        11.808            354          73.38
18.001 - 18.500                               26       $  1,683,402            0.39        12.283            358          70.11
18.501 - 19.000                               22       $  1,501,060            0.35        12.829            358          66.02
19.001 - 19.500                               11       $    492,235            0.11        13.311            357          58.65
19.501 - 20.000                                4       $    179,754            0.04        13.877            357          65.72
20.001 - 20.500                                3       $    124,987            0.03        14.100            357          72.68
20.501 - 21.000                                1       $     33,579            0.01        14.830            356          60.00
TOTAL:                                     3,248       $430,999,740          100            8.695            357          77.46
Non-Zero Minimum: 11.990
Maximum: 20.830
Non-Zero Weighted Average: 14.696



11. INITIAL PERIODIC CAP (%)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                  AGGREGATE     AGGREGATE     WEIGHTED
                                                     NUMBER        CUT-OFF       CUT-OFF      AVERAGE      WEIGHTED    WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE     AVERAGE
                                                    MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST     REMAINING   ORIGINAL
INITIAL PERIODIC CAP (%)                             LOANS         BALANCE       BALANCE        RATE         TERM         LTV
-------------------------------------------------------------------------------------------------------------------------------
1.000                                                     2    $    174,761        0.04          8.488         357       79.50
2.000                                                     3    $    692,549        0.16          7.988         355       62.98
3.000                                                 3,240    $429,843,419       99.73          8.696         357       77.49
5.000                                                     3    $    289,012        0.07          8.201         359       68.75
TOTAL:                                                3,248    $430,999,740      100             8.695         357       77.46
Minimum: 1.000
Maximum: 5.000
Weighted Average: 2.999



12. SUBSEQEUNT PERIODIC CAP (%)

                                                                                 % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                                 AGGREGATE     AGGREGATE     WEIGHTED
                                                    NUMBER        CUT-OFF       CUT-OFF      AVERAGE      WEIGHTED    WEIGHTED
                                                      OF           DATE          DATE         GROSS        AVERAGE     AVERAGE
                                                   MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST     REMAINING   ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                         LOANS         BALANCE       BALANCE        RATE         TERM         LTV
------------------------------------------------------------------------------------------------------------------------------
1.000                                                  3,248    $ 430,999,740         100          8.695         357       77.46
TOTAL:                                                 3,248    $ 430,999,740         100          8.695         357       77.46
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000


13. NEXT RATE ADJUSTMENT DATES

                                                                        % OF
                                                                       MORTGAGE
                                                                        POOL BY
                                                         AGGREGATE     AGGREGATE     WEIGHTED
                                          NUMBER          CUT-OFF       CUT-OFF      AVERAGE      WEIGHTED    WEIGHTED
                                            OF             DATE          DATE         GROSS        AVERAGE     AVERAGE
                                         MORTGAGE        PRINCIPAL     PRINCIPAL     INTEREST     REMAINING   ORIGINAL
NEXT RATE ADJUSTMENT DATES                LOANS           BALANCE       BALANCE        RATE         TERM        LTV
----------------------------------------------------------------------------------------------------------------------
August-03                                    4         $    464,662         0.11       9.152          352       73.27
September-03                                11         $  1,338,412         0.31      10.087          348       84.02
October-03                                   3         $    417,686         0.1        9.317          354       75.68
November-03                                 24         $  4,996,898         1.16       8.652          355       76.44
December-03                                 98         $ 15,313,157         3.55       8.562          356       75.59
January-04                                 346         $ 57,650,460        13.38       8.510          356       78.20
February-04                                317         $ 51,046,693        11.84       8.636          358       76.41
March-04                                   214         $ 33,734,144         7.83       8.572          359       77.94
April-04                                     5         $  1,257,150         0.29       8.516          360       74.14
August-04                                    1         $     75,750         0.02      10.500          352       80.00
September-04                                 7         $    796,826         0.18      10.385          353       81.46
October-04                                   4         $    361,041         0.08      10.168          354       79.45
November-04                                 54         $  7,418,701         1.72       9.120          355       78.95
December-04                                238         $ 30,129,389         6.99       8.455          356       76.94
January-05                                 735         $ 87,217,625        20.24       8.711          357       77.46
February-05                                773         $ 92,556,449        21.47       8.817          357       77.39
March-05                                   411         $ 45,935,687        10.66       8.855          358       78.22
March-07                                     3         $    289,012         0.07       8.201          359       68.75
TOTAL:                                   3,248         $430,999,740       100          8.695          357       77.46


14. GEOGRAPHIC DISTRIBUTION

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                      AGGREGATE     AGGREGATE     WEIGHTED
                                                         NUMBER        CUT-OFF       CUT-OFF      AVERAGE      WEIGHTED    WEIGHTED
                                                           OF           DATE          DATE         GROSS        AVERAGE     AVERAGE
                                                        MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST     REMAINING   ORIGINAL
GEOGRAPHIC DISTRIBUTION                                  LOANS         BALANCE       BALANCE        RATE         TERM         LTV
-----------------------------------------------------------------------------------------------------------------------------------
California                                                 714      $138,960,572       32.24        8.444        358         76.35
Florida                                                    428      $ 49,284,048       11.43        8.611        357         79.79
Texas                                                      231      $ 26,011,626        6.04        8.755        355         79.01
Washington                                                 147      $ 23,239,745        5.39        8.555        357         78.05
Minnesota                                                  130      $ 16,881,092        3.92        8.521        356         75.84
New York                                                    98      $ 16,795,588        3.9         9.107        357         75.34
Hawaii                                                      90      $ 16,513,654        3.83        8.451        357         79.51
Michigan                                                   166      $ 12,830,649        2.98        9.442        358         77.26
Massachusetts                                               69      $ 11,113,903        2.58        8.569        357         72.84
Illinois                                                   105      $ 10,955,063        2.54        9.110        357         79.25
Ohio                                                       140      $ 10,905,141        2.53        9.125        358         79.07
Colorado                                                    58      $  8,002,876        1.86        8.361        357         77.35
Maryland                                                    50      $  7,611,001        1.77        8.687        357         77.54
Virginia                                                    50      $  6,681,483        1.55        9.049        358         77.06
Georgia                                                     51      $  6,576,066        1.53        8.479        357         80.59
Other                                                      721      $ 68,637,233       15.93        9.059        357         77.65
TOTAL:                                                   3,248      $430,999,740      100           8.695        357         77.46

Number of States/District of Columbia Represented: 45


15. OCCUPANCY

                                                                           % OF
                                                                         MORTGAGE
                                                                          POOL BY
                                                           AGGREGATE     AGGREGATE     WEIGHTED
                                              NUMBER        CUT-OFF       CUT-OFF      AVERAGE      WEIGHTED    WEIGHTED
                                                OF           DATE          DATE         GROSS        AVERAGE     AVERAGE
                                             MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST     REMAINING   ORIGINAL
OCCUPANCY                                     LOANS         BALANCE       BALANCE        RATE         TERM         LTV
------------------------------------------------------------------------------------------------------------------------

Primary                                          3,067    $414,740,350     96.23       8.675         357       77.67
Non-Owner Occupied                                 181    $ 16,259,391      3.77       9.205         356       71.96
TOTAL:                                           3,248    $430,999,740    100          8.695         357       77.46



16. PROPERTY TYPE

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                              AGGREGATE     AGGREGATE     WEIGHTED
                                                 NUMBER        CUT-OFF       CUT-OFF      AVERAGE      WEIGHTED    WEIGHTED
                                                   OF           DATE          DATE         GROSS        AVERAGE     AVERAGE
                                                MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST     REMAINING   ORIGINAL
PROPERTY TYPE                                    LOANS         BALANCE       BALANCE        RATE         TERM         LTV
---------------------------------------------------------------------------------------------------------------------------
Single Family Residence                             2,888    $382,495,286       88.75          8.688         357       77.48
2-4 Family                                            147    $ 24,997,886        5.8           8.924         357       75.38
Condo                                                 211    $ 23,360,937        5.42          8.552         357       79.39
Manufactured Housing                                    2    $    145,631        0.03          8.810         357       67.75
TOTAL:                                              3,248    $430,999,740      100             8.695         357       77.46



17. LOAN PURPOSE

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                              AGGREGATE     AGGREGATE     WEIGHTED
                                                 NUMBER        CUT-OFF       CUT-OFF      AVERAGE      WEIGHTED    WEIGHTED
                                                   OF           DATE          DATE         GROSS        AVERAGE     AVERAGE
                                                MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST     REMAINING   ORIGINAL
LOAN PURPOSE                                     LOANS         BALANCE       BALANCE        RATE         TERM         LTV
---------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                             1,806      $252,276,017       58.53          8.728         357       75.94
Purchase                                          762      $ 96,493,295       22.39          8.619         358       81.27
Refinance - Rate Term                             680      $ 82,230,429       19.08          8.683         357       77.66
TOTAL:                                          3,248      $430,999,740      100             8.695         357       77.46


18. DOCUMENTATION LEVEL

                                                                                 % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                                 AGGREGATE     AGGREGATE         WEIGHTED
                                                    NUMBER        CUT-OFF       CUT-OFF          AVERAGE      WEIGHTED    WEIGHTED
                                                      OF           DATE          DATE             GROSS        AVERAGE     AVERAGE
                                                   MORTGAGE      PRINCIPAL     PRINCIPAL         INTEREST     REMAINING   ORIGINAL
DOCUMENTATION LEVEL                                 LOANS         BALANCE       BALANCE            RATE         TERM        LTV
-------------------------------------------------------------------------------------------------------------------------------
Full                                                   2,641    $339,998,318       78.89          8.690         357       78.17
Stated                                                   586    $ 88,564,830       20.55          8.714         357       74.89
Light                                                     21    $  2,436,592        0.57          8.656         357       72.14
TOTAL:                                                 3,248    $430,999,740      100             8.695         357       77.46


19. CREDIT SCORE

                                                                        % OF
                                                                      MORTGAGE
                                                                       POOL BY
                                                  AGGREGATE           AGGREGATE       WEIGHTED
                                     NUMBER        CUT-OFF             CUT-OFF        AVERAGE            WEIGHTED       WEIGHTED
                                       OF           DATE                DATE           GROSS              AVERAGE        AVERAGE
                                    MORTGAGE      PRINCIPAL           PRINCIPAL       INTEREST           REMAINING      ORIGINAL
CREDIT SCORE                         LOANS         BALANCE             BALANCE          RATE               TERM            LTV
--------------------------------------------------------------------------------------------------------------------------------
NA                                      8       $  1,135,754              0.26           8.565              357            73.16
476 - 500                              11       $    858,250              0.2           10.208              357            59.78
501 - 525                             212       $ 26,108,153              6.06           9.573              358            72.80
526 - 550                             390       $ 48,430,099             11.24           9.383              357            75.01
551 - 575                             509       $ 66,808,309             15.5            9.188              357            76.13
576 - 600                             536       $ 70,605,984             16.38           8.837              357            78.77
601 - 625                             577       $ 77,300,006             17.94           8.414              356            77.99
626 - 650                             489       $ 66,034,014             15.32           8.211              357            78.71
651 - 675                             280       $ 41,249,725              9.57           8.117              357            79.73
676 - 700                             113       $ 15,614,956              3.62           7.968              357            78.85
701 - 725                              54       $  7,475,876              1.73           8.186              358            78.16
726 - 750                              36       $  5,233,772              1.21           7.903              357            79.76
751 - 775                              25       $  3,253,732              0.75           7.910              358            77.50
776 - 800                               8       $    891,111              0.21           7.444              357            77.70
TOTAL:                              3,248       $430,999,740            100              8.695              357            77.46
Minimum: 495
Maximum: 799
Weighted Average: 602

                                 MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-AM2

                                    GROUP II
                                   153 RECORDS
                               BALANCE: 52,390,110


1. SUMMARY STATISTICS

Number of Mortgage Loans: 153
Aggregate Principal Balance: 52,390,110
Weighted Average Current Mortgage Rate: 8.285
Weighted Average Margin: 6.250
Weighted Average Maximum Rate: 14.279
Weighted Average Original Term: 360
Weighted Average Stated Remaining Term: 357
Weighted Average Original LTV: 77.81
% Owner Occupied: 99.29
% Purchase: 21.46
% Full Doc: 72.07
Weighted Average Credit Score: 609



2. PRODUCT TYPES

                                             % OF
                                           MORTGAGE
                                           POOL BY
                               AGGREGATE  AGGREGATE  WEIGHTED
                      NUMBER    CUT-OFF    CUT-OFF   AVERAGE  WEIGHTED  WEIGHTED
                        OF        DATE       DATE     GROSS    AVERAGE  AVERAGE
                     MORTGAGE  PRINCIPAL  PRINCIPAL  INTEREST REMAINING ORIGINAL
PRODUCT TYPES         LOANS     BALANCE    BALANCE     RATE     TERM      LTV
--------------------------------------------------------------------------------
ARM - 2 Year/6 Month    75    $ 26,174,130     49.96  8.187      357     77.44
ARM - 3 Year/6 Month    75    $ 25,926,968     49.49  8.385      357     78.29
ARM - 5 Year/6 Month     3    $    289,012      0.55  8.201      359     68.75
TOTAL:                 153    $ 52,390,110    100.00  8.285      357     77.81



3. RANGE OF GROSS INTEREST RATES (%)

                                            % OF
                                          MORTGAGE
                                          POOL BY
                             AGGREGATE   AGGREGATE   WEIGHTED
                    NUMBER    CUT-OFF     CUT-OFF    AVERAGE  WEIGHTED  WEIGHTED
                      OF        DATE        DATE      GROSS    AVERAGE  AVERAGE
Range of Gross     MORTGAGE  PRINCIPAL   PRINCIPAL   INTEREST REMAINING ORIGINAL
INTEREST RATES (%)  LOANS     BALANCE     BALANCE      RATE     TERM      LTV
--------------------------------------------------------------------------------
6.000 - 6.999          8    $  2,869,283       5.48    6.901     358     73.30
7.000 - 7.999         55    $ 19,212,522      36.67    7.670     357     76.71
8.000 - 8.999         63    $ 22,549,947      43.04    8.480     357     79.16
9.000 - 9.999         22    $  6,710,636      12.81    9.561     358     79.33
10.000 - 10.999        3    $    706,986       1.35   10.446     358     73.92
12.000 - 12.999        1    $    325,745       0.62   12.000     358     67.92
13.000 - 13.999        1    $     14,991       0.03   13.660     357     35.71
TOTAL:               153    $ 52,390,110     100.00    8.285     357     77.81
Minimum: 6.650
Maximum: 13.660
Weighted Average: 8.285



4. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                            % OF
                                          MORTGAGE
                                          POOL BY
                              AGGREGATE  AGGREGATE   WEIGHTED
Range of             NUMBER    CUT-OFF    CUT-OFF    AVERAGE  WEIGHTED  WEIGHTED
Cut-off Date           OF        DATE       DATE      GROSS    AVERAGE  AVERAGE
Principal           MORTGAGE  PRINCIPAL  PRINCIPAL   INTEREST REMAINING ORIGINAL
BALANCES ($)        (LOANS)    BALANCE    BALANCE      RATE     TERM      LTV
--------------------------------------------------------------------------------
1 - 25,000             1     $     14,991      0.03  13.660      357     35.71
25,001 - 50,000        1     $     25,005      0.05   9.780      357     80.00
50,001 - 75,000        2     $    139,203      0.27   8.348      358     59.53
75,001 - 100,000       2     $    158,317      0.30   9.258      359     85.56
100,001 - 125,000      3     $    335,630      0.64   8.456      357     68.45
125,001 - 150,000      3     $    419,323      0.80   8.259      357     76.35
150,001 - 175,000      1     $    164,254      0.31   9.990      358     60.00
225,001 - 250,000      1     $    233,525      0.45   7.990      357     65.00
250,001 - 275,000      1     $    273,536      0.52   8.875      357     84.31
300,001 - 325,000     49     $ 15,341,654     29.28   8.332      357     80.77
325,001 - 350,000     38     $ 12,827,281     24.48   8.395      358     76.07
350,001 - 375,000     10     $  3,653,065      6.97   8.236      357     78.71
375,001 - 400,000     10     $  3,934,694      7.51   8.129      357     81.41
400,001 - 425,000      6     $  2,497,390      4.77   8.383      357     74.79
425,001 - 450,000      5     $  2,212,736      4.22   8.419      358     75.61
450,001 - 475,000      4     $  1,846,894      3.53   8.312      357     78.66
475,001 - 500,000      9     $  4,409,677      8.42   8.076      358     74.38
500,001 - 525,000      1     $    514,292      0.98   7.900      358     68.67
525,001 - 550,000      3     $  1,611,953      3.08   8.219      356     76.25
575,001 - 600,000      2     $  1,159,185      2.21   7.689      356     82.54
600,001 >=             1     $    617,506      1.18   7.125      357     72.82
TOTAL:               153     $ 52,390,110    100.00   8.285      357     77.81
Minimum: 14,991
Maximum: 617,506
Average: 342,419



5. RANGE OF ORIGINAL TERMS

                                           % OF
                                         MORTGAGE
                                         POOL BY
                             AGGREGATE  AGGREGATE   WEIGHTED
                     NUMBER   CUT-OFF    CUT-OFF    AVERAGE  WEIGHTED  WEIGHTED
                       OF       DATE       DATE      GROSS    AVERAGE  AVERAGE
Range of            MORTGAGE PRINCIPAL  PRINCIPAL   INTEREST REMAINING ORIGINAL
ORIGINAL TERMS       LOANS    BALANCE    BALANCE      RATE     TERM      LTV
--------------------------------------------------------------------------------
301 - 360             153   $ 52,390,110    100.00   8.285      357     77.81
TOTAL:                153   $ 52,390,110    100.00   8.285      357     77.81
Minimum: 360
Maximum: 360
Weighted Average: 360



6. RANGE OF REMAINING TERMS

                                          % OF
                                        MORTGAGE
                                        POOL BY
                           AGGREGATE   AGGREGATE   WEIGHTED
                  NUMBER    CUT-OFF     CUT-OFF    AVERAGE    WEIGHTED  WEIGHTED
                    OF        DATE        DATE      GROSS      AVERAGE  AVERAGE
Range of         MORTGAGE  PRINCIPAL   PRINCIPAL   INTEREST   REMAINING ORIGINAL
REMAINING TERMS   LOANS     BALANCE     BALANCE      RATE       TERM      LTV
--------------------------------------------------------------------------------
349 - 360          153    $ 52,390,110     100.00   8.285        357     77.81
TOTAL:             153    $ 52,390,110     100.00   8.285        357     77.81
Minimum: 355
Maximum: 360
Weighted Average: 357

7. RANGE OF ORIGINAL LTV RATIOS

                                             % OF
                                           MORTGAGE
                                           POOL BY
                              AGGREGATE   AGGREGATE  WEIGHTED
                     NUMBER    CUT-OFF     CUT-OFF   AVERAGE  WEIGHTED  WEIGHTED
                       OF        DATE        DATE     GROSS    AVERAGE  AVERAGE
Range of            MORTGAGE  PRINCIPAL   PRINCIPAL  INTEREST REMAINING ORIGINAL
ORIGINAL LTV RATIOS  LOANS     BALANCE     BALANCE     RATE     TERM      LTV
--------------------------------------------------------------------------------
<= 40.00               2     $     79,910       0.15  10.341     359     36.03
50.01 - 60.00          4     $  1,190,158       2.27   8.644     357     56.53
60.01 - 70.00         29     $ 10,347,389      19.75   8.321     357     66.18
70.01 - 80.00         76     $ 25,974,672      49.58   8.164     357     77.96
80.01 - 90.00         41     $ 14,719,865      28.10   8.424     358     87.56
90.01 - 100.00         1     $     78,116       0.15  10.010     358     96.41
TOTAL:               153     $ 52,390,110     100.00   8.285     357     77.81
Minimum: 35.71
Maximum: 96.41
Weighted Average: 77.81



8. RANGE OF GROSS MARGINS (%)

                                           % OF
                                         MORTGAGE
                                         POOL BY
                            AGGREGATE   AGGREGATE   WEIGHTED
                   NUMBER    CUT-OFF     CUT-OFF    AVERAGE   WEIGHTED  WEIGHTED
                     OF        DATE        DATE      GROSS     AVERAGE  AVERAGE
Range of          MORTGAGE  PRINCIPAL   PRINCIPAL   INTEREST  REMAINING ORIGINAL
GROSS MARGINS (%)  LOANS     BALANCE     BALANCE      RATE      TERM      LTV
--------------------------------------------------------------------------------
3.501 - 4.000        1     $    576,174       1.10    7.375       357     75.00
4.501 - 5.000        3     $    857,067       1.64    8.152       357     75.41
5.001 - 5.500       17     $  5,329,361      10.17    7.904       357     75.17
5.501 - 6.000       38     $ 13,123,120      25.05    7.980       358     77.22
6.001 - 6.500       48     $ 16,832,541      32.13    8.250       357     76.72
6.501 - 7.000       36     $ 12,738,106      24.31    8.560       357     81.74
7.001 - 7.500        3     $    817,044       1.56    9.531       358     77.36
7.501 - 8.000        5     $  1,775,961       3.39    9.102       358     76.67
9.501 - 10.000       2     $    340,736       0.65   12.073       358     66.50
TOTAL:             153     $ 52,390,110     100.00    8.285       357     77.81
Non-Zero Minimum: 4.000
Maximum: 9.700
Non-Zero Weighted Average: 6.250



9. RANGE OF MINIMUM MORTGAGE RATES (%)

                                            % OF
                                          MORTGAGE
                                          POOL BY
                             AGGREGATE   AGGREGATE  WEIGHTED
                    NUMBER    CUT-OFF     CUT-OFF   AVERAGE   WEIGHTED  WEIGHTED
                      OF        DATE        DATE     GROSS     AVERAGE  AVERAGE
Range of Minimum   MORTGAGE  PRINCIPAL   PRINCIPAL  INTEREST  REMAINING ORIGINAL
MORTGAGE RATES (%)   LOANS     BALANCE     BALANCE     RATE      TERM      LTV
--------------------------------------------------------------------------------
6.501 - 7.000          8    $  2,869,283       5.48   6.901      358     73.30
7.001 - 7.500         20    $  6,910,900      13.19   7.326      357     77.87
7.501 - 8.000         38    $ 13,843,000      26.42   7.878      357     76.81
8.001 - 8.500         33    $ 11,918,897      22.75   8.320      358     79.29
8.501 - 9.000         29    $  9,844,575      18.79   8.789      357     78.50
9.001 - 9.500          7    $  2,322,395       4.43   9.310      357     80.85
9.501 - 10.000        13    $  3,633,337       6.94   9.839      358     78.20
10.001 - 10.500        3    $    706,986       1.35  10.446      358     73.92
11.501 - 12.000        1    $    325,745       0.62  12.000      358     67.92
13.501 - 14.000        1    $     14,991       0.03  13.660      357     35.71
TOTAL:               153    $ 52,390,110     100.00   8.285      357     77.81
Non-Zero Minimum: 6.650
Maximum: 13.660
Non-Zero Weighted Average: 8.285



10. RANGE OF MAXIMUM LOAN RATES (%)

                                            % OF
                                          MORTGAGE
                                          POOL BY
                             AGGREGATE   AGGREGATE   WEIGHTED
                    NUMBER    CUT-OFF     CUT-OFF    AVERAGE  WEIGHTED  WEIGHTED
                      OF        DATE        DATE      GROSS    AVERAGE  AVERAGE
Range of Maximum   MORTGAGE  PRINCIPAL   PRINCIPAL   INTEREST REMAINING ORIGINAL
LOAN RATES (%)      LOANS     BALANCE     BALANCE      RATE     TERM      LTV
--------------------------------------------------------------------------------
12.001 - 12.500        1    $    143,891       0.27    7.400     359     80.00
12.501 - 13.000        8    $  2,869,283       5.48    6.901     358     73.30
13.001 - 13.500       19    $  6,767,009      12.92    7.324     357     77.83
13.501 - 14.000       39    $ 13,923,202      26.58    7.882     357     76.80
14.001 - 14.500       33    $ 11,918,897      22.75    8.320     358     79.29
14.501 - 15.000       29    $  9,829,293      18.76    8.796     357     78.25
15.001 - 15.500        7    $  2,322,395       4.43    9.310     357     80.85
15.501 - 16.000       12    $  3,568,418       6.81    9.843     358     78.96
16.001 - 16.500        3    $    706,986       1.35   10.446     358     73.92
17.501 - 18.000        1    $    325,745       0.62   12.000     358     67.92
19.501 - 20.000        1    $     14,991       0.03   13.660     357     35.71
TOTAL:               153    $ 52,390,110     100.00    8.285     357     77.81
Non-Zero Minimum: 12.400
Maximum: 19.660
Non-Zero Weighted Average: 14.279



11. INITIAL PERIODIC CAP (%)

                                            % OF
                                          MORTGAGE
                                          POOL BY
                             AGGREGATE   AGGREGATE   WEIGHTED
                  NUMBER      CUT-OFF     CUT-OFF    AVERAGE  WEIGHTED  WEIGHTED
                    OF          DATE        DATE      GROSS    AVERAGE  AVERAGE
Initial          MORTGAGE    PRINCIPAL   PRINCIPAL   INTEREST REMAINING ORIGINAL
PERIODIC CAP (%)  LOANS       BALANCE     BALANCE      RATE     TERM      LTV
--------------------------------------------------------------------------------
2.000                1      $    314,898       0.60   7.875      355     71.17
3.000              149      $ 51,786,200      98.85   8.288      357     77.90
5.000                3      $    289,012       0.55   8.201      359     68.75
TOTAL:             153      $ 52,390,110     100.00   8.285      357     77.81
Minimum: 2.000
Maximum: 5.000
Weighted Average: 3.005



12. SUBSEQEUNT PERIODIC CAP (%)

                                            % OF
                                          MORTGAGE
                                          POOL BY
                             AGGREGATE   AGGREGATE   WEIGHTED
                  NUMBER      CUT-OFF     CUT-OFF    AVERAGE  WEIGHTED  WEIGHTED
                    OF          DATE        DATE      GROSS    AVERAGE  AVERAGE
Subsequent       MORTGAGE    PRINCIPAL   PRINCIPAL   INTEREST REMAINING ORIGINAL
PERIODIC CAP (%)  LOANS       BALANCE     BALANCE      RATE     TERM      LTV
--------------------------------------------------------------------------------
1.000              153      $ 52,390,110     100.00   8.285      357     77.81
TOTAL:             153      $ 52,390,110     100.00   8.285      357     77.81
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000



13. NEXT RATE ADJUSTMENT DATES

                                          % OF
                                        MORTGAGE
                                        POOL BY
                           AGGREGATE   AGGREGATE   WEIGHTED
                  NUMBER    CUT-OFF     CUT-OFF    AVERAGE    WEIGHTED  WEIGHTED
                    OF        DATE        DATE      GROSS      AVERAGE  AVERAGE
Next Rate        MORTGAGE  PRINCIPAL   PRINCIPAL   INTEREST   REMAINING ORIGINAL
ADJUSTMENT DATES  LOANS     BALANCE     BALANCE      RATE       TERM      LTV
--------------------------------------------------------------------------------
November-03          6    $  2,298,670       4.39    8.652       355     77.94
December-03          6    $  2,132,901       4.07    8.278       356     77.65
January-04          27    $  8,938,477      17.06    8.046       357     75.08
February-04         21    $  7,583,315      14.47    8.187       358     78.30
March-04            13    $  4,564,517       8.71    8.108       359     79.91
April-04             2    $    656,250       1.25    8.716       360     79.86
November-04          5    $  2,219,874       4.24    8.532       355     80.92
December-04          8    $  2,530,553       4.83    8.081       356     77.47
January-05          28    $  9,007,182      17.19    8.137       357     77.15
February-05         27    $  9,858,362      18.82    8.493       358     77.89
March-05             7    $  2,310,998       4.41    9.088       359     82.74
March-07             3    $    289,012       0.55    8.201       359     68.75
TOTAL:             153    $ 52,390,110     100.00    8.285       357     77.81



14. GEOGRAPHIC DISTRIBUTION

                                          % OF
                                        MORTGAGE
                                        POOL BY
                           AGGREGATE   AGGREGATE   WEIGHTED
                NUMBER      CUT-OFF     CUT-OFF    AVERAGE    WEIGHTED  WEIGHTED
                  OF          DATE        DATE      GROSS      AVERAGE  AVERAGE
Geographic     MORTGAGE    PRINCIPAL   PRINCIPAL   INTEREST   REMAINING ORIGINAL
DISTRIBUTION    LOANS       BALANCE     BALANCE      RATE       TERM      LTV
--------------------------------------------------------------------------------
California        81      $ 28,069,270      53.58    8.171       357     78.19
Florida           12      $  3,871,948       7.39    8.436       357     81.65
New York           7      $  3,059,608       5.84    8.459       358     73.78
Washington         7      $  2,618,772       5.00    8.385       357     75.32
Texas              7      $  1,840,793       3.51    9.015       359     79.66
Oregon             4      $  1,697,287       3.24    8.146       356     74.70
Virginia           4      $  1,535,046       2.93    8.976       358     82.58
Massachusetts      3      $  1,148,726       2.19    7.331       357     69.66
Michigan           3      $  1,077,219       2.06    8.312       358     80.72
Georgia            4      $  1,063,674       2.03    7.915       357     73.60
Maryland           2      $    869,441       1.66    8.458       357     77.44
Connecticut        2      $    826,351       1.58    8.347       357     78.18
Minnesota          3      $    823,688       1.57    8.136       356     75.65
New Jersey         2      $    736,934       1.41    8.597       359     77.71
Arizona            2      $    690,213       1.32    9.479       357     77.31
Other             10      $  2,461,139       4.70    8.273       357     78.04
TOTAL:           153      $ 52,390,110     100.00    8.285       357     77.81
Number of States/District of Columbia Represented: 24



15. OCCUPANCY

                                      % OF
                                    MORTGAGE
                                    POOL BY
                       AGGREGATE   AGGREGATE   WEIGHTED
            NUMBER      CUT-OFF     CUT-OFF    AVERAGE    WEIGHTED    WEIGHTED
              OF          DATE        DATE      GROSS      AVERAGE    AVERAGE
           MORTGAGE    PRINCIPAL   PRINCIPAL   INTEREST   REMAINING   ORIGINAL
OCCUPANCY   LOANS       BALANCE     BALANCE      RATE       TERM        LTV
--------------------------------------------------------------------------------
Primary      152      $ 52,019,367      99.29   8.273        357       77.83
Non-Owner
Occupied       1      $    370,743       0.71   9.900        357       75.00
TOTAL:       153      $ 52,390,110     100.00   8.285        357       77.81



16. PROPERTY TYPE

                                          % OF
                                        MORTGAGE
                                        POOL BY
                           AGGREGATE   AGGREGATE   WEIGHTED
                  NUMBER    CUT-OFF     CUT-OFF    AVERAGE    WEIGHTED  WEIGHTED
                    OF        DATE        DATE      GROSS      AVERAGE  AVERAGE
                 MORTGAGE  PRINCIPAL   PRINCIPAL   INTEREST   REMAINING ORIGINAL
PROPERTY TYPE     LOANS     BALANCE     BALANCE      RATE       TERM      LTV
--------------------------------------------------------------------------------
Single
Family Residence   145    $ 49,596,101      94.67   8.309        357     78.03
Condo                6    $  1,717,122       3.28   8.077        357     72.49
2-4 Family           2    $  1,076,887       2.06   7.498        357     75.88
TOTAL:             153    $ 52,390,110     100.00   8.285        357     77.81



17. LOAN PURPOSE

                                             % OF
                                           MORTGAGE
                                           POOL BY
                               AGGREGATE  AGGREGATE  WEIGHTED
                       NUMBER   CUT-OFF    CUT-OFF   AVERAGE  WEIGHTED  WEIGHTED
                         OF       DATE       DATE     GROSS    AVERAGE  AVERAGE
                      MORTGAGE PRINCIPAL  PRINCIPAL  INTEREST REMAINING ORIGINAL
LOAN PURPOSE           LOANS    BALANCE    BALANCE     RATE     TERM      LTV
--------------------------------------------------------------------------------
Refinance - Cashout     101   $ 35,420,139     67.61  8.310      357     76.95
Purchase                 36   $ 11,241,118     21.46  8.189      358     80.70
Refinance - Rate Term    16   $  5,728,854     10.93  8.316      357     77.47
TOTAL:                  153   $ 52,390,110    100.00  8.285      357     77.81



18. DOCUMENTATION LEVEL

                                          % OF
                                        MORTGAGE
                                        POOL BY
                           AGGREGATE   AGGREGATE   WEIGHTED
                NUMBER      CUT-OFF     CUT-OFF    AVERAGE    WEIGHTED  WEIGHTED
                  OF          DATE        DATE      GROSS      AVERAGE  AVERAGE
Documentation  MORTGAGE    PRINCIPAL   PRINCIPAL   INTEREST   REMAINING ORIGINAL
LEVEL           LOANS       BALANCE     BALANCE      RATE       TERM      LTV
--------------------------------------------------------------------------------
Full             111      $ 37,756,625      72.07   8.196        357     79.06
Stated            42      $ 14,633,485      27.93   8.513        357     74.59
TOTAL:           153      $ 52,390,110     100.00   8.285        357     77.81



19. CREDIT SCORE

                                            % OF
                                          MORTGAGE
                                          POOL BY
                             AGGREGATE   AGGREGATE   WEIGHTED
                  NUMBER      CUT-OFF     CUT-OFF    AVERAGE  WEIGHTED  WEIGHTED
                    OF          DATE        DATE      GROSS    AVERAGE  AVERAGE
                 MORTGAGE    PRINCIPAL   PRINCIPAL   INTEREST REMAINING ORIGINAL
CREDIT SCORE      LOANS       BALANCE     BALANCE      RATE     TERM      LTV
--------------------------------------------------------------------------------
NA                   8      $  1,135,754       2.17    8.565     357     73.16
476 - 500            3      $    260,902       0.50    9.326     356     65.03
501 - 525            7      $  2,228,568       4.25    9.538     358     75.27
526 - 550           11      $  3,746,014       7.15    8.546     358     79.39
551 - 575           24      $  9,077,945      17.33    8.610     357     75.76
576 - 600           17      $  6,374,705      12.17    8.573     357     79.91
601 - 625           28      $ 10,202,412      19.47    8.043     357     76.11
626 - 650           24      $  8,891,710      16.97    7.682     358     78.14
651 - 675           19      $  6,623,534      12.64    8.003     357     80.22
676 - 700            6      $  1,672,797       3.19    8.041     357     81.09
701 - 725            4      $  1,321,090       2.52    8.895     357     78.36
726 - 750            1      $    459,381       0.88    8.000     358     80.00
751 - 775            1      $    395,298       0.75    9.000     358     90.00
TOTAL:             153      $ 52,390,110     100.00    8.285     357     77.81
Minimum: 495
Maximum: 774
Weighted Average: 609